EXHIBIT 10.7

                              CENEX HARVEST STATES

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                   ARTICLE I.
                                  INTRODUCTION

         Section 1.1. Amendment and Restatement. Cenex Harvest States Cooperatives, hereby amends, merges, and restates the CENEX Supplemental Executive Retirement Plan and the Harvest States Deferred Compensation Supplemental Retirement Plan, effective January 1, 1999, for the purpose of providing benefits for certain of its employees who participate in the Cenex Harvest States Pension Plan and are part of a select group of management or highly compensated employees.

         Section 1.2. Purpose. Cenex Harvest States Cooperatives maintains the Cenex Harvest States Pension Plan and the Cenex Harvest States Savings Plan, which are intended to meet the requirements of a "qualified plan" under the Internal Revenue Code. Section 401(a)(17) of the Internal Revenue Code limits the amount of annual compensation of each employee that may be taken into account under a qualified plan and Section 415 of the Internal Revenue Code limits the benefits payable under a qualified plan. The purpose of the Cenex Harvest States Supplemental Executive Retirement Plan is to provide benefits to eligible employees that would be provided under the Cenex Harvest States Pension Plan and the Cenex Harvest States Savings Plan but which are not provided thereunder because of the compensation limitations and any other benefit limitations imposed on those plans by the Internal Revenue Code and that would be provided as matching contributions under the Cenex Harvest States Savings Plan if certain before tax contributions prevented by those and other limitations were made.

                                   ARTICLE II.
                         DEFINITIONS AND INTERPRETATION

         Section 2.1. Definitions. When used in this Plan document, the following terms have the meanings indicated unless a different meaning is plainly required by the context.

         "Active Participant" means a Participant in the Plan who is identified as an Active Participant under Article III of the Plan.

         "Actuarial Value" means the single sum value of a benefit under the Plan determined by the same actuarial adjustments as those specified in the Pension Plan with respect to the determination of the single sum value of a benefit payable under the Pension Plan on the date for commencement of payment of the benefit under this Plan.

         "Agronomy" means CENEX/Land O'Lakes Agronomy Company, as it existed prior to January 1, 2000.

         "Beneficiary" means the person or persons who are the beneficiary of a Participant under the terms of the Pension Plan.

         "Board of Directors" means the Board of Directors of Cenex Harvest States.

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         "Cenex Harvest States" means Cenex Harvest States Cooperatives and any of its subsidiaries or affiliated business entities which are treated as one employer with that corporation under the provisions contained in Section 414 of the Code.

         "Cenex Harvest States SOP" means the Cenex Harvest States Cooperatives Share Option Plan.

         "CENEX SERP" means the CENEX Supplemental Executive Retirement Plan.

         "Committee" means the committee described in Section 7.4 of the Plan.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Harvest States SERP" means the Harvest States Deferred Compensation Supplemental Retirement Plan.

         "LOL" means Land O' Lakes, Inc.

         "Participant" means a person who is an Active Participant or is or may become entitled to an immediate or deferred benefit under the Plan by reason of having been an Active Participant.

         "Pension Plan" means the Cenex Harvest States Pension Plan.

         "Pension Plan Account" means an account established under Section 4.2 of the Plan.

         "Plan" means the Cenex Harvest States Supplemental Executive Retirement Plan, including any amendments thereto, which is operated and maintained by Cenex Harvest States primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. Prior to January 1, 1999, "Plan" refers to the two plans which have been merged in this document, referred to as the CENEX Supplemental Executive Retirement Plan and the Harvest States Deferred Compensation Supplemental Retirement Plan.

         "Plan Year" means the plan year used by the Pension Plan, which is the calendar year as of the date of execution of this document.

         "Qualified Employer" means an entity in which Cenex Harvest States Cooperatives has a 50% or greater interest (but which is not an employer included in the definition of Cenex Harvest States), and Agriliance, LLC.

         "Savings Plan" means the Cenex Harvest States Savings Plan.

         "Savings Plan Account" means and account established under Section 4.3 of the Plan.

         "Surviving Spouse" means the person who is married to a Participant throughout the one year period ending on the date of such Participant's death.


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         Section 2.2. Performance of Obligations. Cenex Harvest States agrees to perform its obligations in accordance with the Plan.

         Section 2.3. Gender and Number. The singular form of any word will include the plural and the masculine gender will include the feminine wherever necessary for the proper interpretation of this Plan.

                                  ARTICLE III.
                                  PARTICIPATION

         Section 3.1 Eligibility and Participation. Any individual who was a Participant in the Plan on December 31, 1998, shall continue to be a Participant until the Plan causes the individual to cease to be a Participant. Further, any individual who was an Active Participant on that date shall continue to be an Active Participant. The President and General Manager of Cenex Harvest States may also select other executives of Cenex Harvest States who will become Active Participants in the Plan and will designate the date on which such an executive will become an Active Participant in the Plan. The President and General Manager may withhold participation for any reason with respect to any executive of Cenex Harvest States.

         Section 3.2 Status as Active Participant. The President and General Manager of Cenex Harvest States may by written statement and notice to an executive who is an Active Participant cause such Participant to cease to accrue benefits under the Plan prior to the Participant's termination of employment with Cenex Harvest States. If the President and General Manager takes that action with respect to such a Participant, there shall be no further accrual of benefits under this Plan on behalf of such Participant and the Participant's benefits under this Plan shall thereafter be computed as if the Plan terminated on the date of such written notice to the Participant.

Section 3.1. Status as Participant. A person who becomes an Active Participant will remain a Participant in the Plan until all benefits payable to such person under the Plan have been distributed.

                                   ARTICLE IV.
                                    BENEFITS

         Section 4.1. Amount of Benefits. A supplemental retirement benefit will be payable to a Participant under this Article IV. The amount of the Participant's benefit under the Plan shall be the sum of all amounts credited to accounts established in the Participant's name under this Article IV, unless the Participant's benefit is to be determined in a different manner as specified below with respect to certain "grandfathered" participants.

         Section 4.2. Pension Plan Account Each Participant will have a Pension Plan Account to which amounts will be credited under this Section 4.2.

         (a) Initial Account Balance. Each individual who is a Participant in the Plan as of January 1, 1999, shall have an initial account balance as of that date in the Participant's Pension Plan Account which will be determined as follows:


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                  (1) The initial account balance of Participants who had an account balance in the "cash balance make-up account" under the Harvest States SERP as of December 31, 1998, shall be the greater of:

                           A) that account balance, or

                           B) the Actuarial Value as of December 31, 1998, of a
                  benefit for the Participant determined as of the same date using Section 4.4(c) of the Plan and the following assumptions: (i) that the Participant had been a participant in the CENEX Pension Plan through 1998, and (ii) the Participant's service with and compensation from Harvest States Cooperatives had actually been with and from CENEX, Inc.

         Notwithstanding the provisions of Section 4.2(a)(1)(B), if a Participant was an officer of Harvest States Cooperatives on January 1, 1990, then the formula used for the determination under that subsection shall be the formula used in Section 4.5(b) of the Plan.

                  (2) The initial account balance of a Participant who was a participant in the CENEX SERP as of December 31,1998, shall be equal to the greater of:

                           A) the Actuarial Value of the Participant's accrued
                  benefit under the CENEX SERP as of December 31, 1998; or

                           B) the difference between (i) four percent (4%)
                  multiplied by the Participant's "CPP Final Average Compensation" as of that date, except that such amount will be determined without applying any limits under Section 401(a)(17) of the Code, multiplied by the Participant's "CPP Credited Service" as of that date and (ii) four percent (4%) multiplied by the Participant's "CPP Final Average Compensation" as of that date multiplied by the Participant's "CPP Credited Service" as of that date.

         However, Paragraphs (2)(A) and (2) (B) shall each be reduced by the Actuarial Value of any offset applicable to the Participant under the CENEX Pension Plan definition of accrued benefit as of December 31, 1998. Further, the phrases within quotation marks in Subsections
         (a)(2)(A) and (a)(2)(B) shall have the meaning given to them under the Pension Plan.

         (b) Contribution Credits. Each December 31, an Active Participant's Pension Plan Account shall be credited with a contribution credit equal to the difference, if any, between:

                  (1) the amount of the Active Participant's contribution credit which would have been credited under the Pension Plan as of that date if the limitations on benefits imposed by Section 401(a)(17) and
         Section 415 of the Code on the Pension Plan were disregarded and if compensation deferred upon the election of the Participant under any nonqualified plan maintained by Cenex Harvest States or any other participating employer in the Pension Plan and any compensation exchanged for an option under the Cenex Harvest States SOP were to be taken into account as compensation under the


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         Pension Plan, except that amounts deferred or paid under the mandatory deferral portion of any long term incentive compensation program maintained by such an employer or any amounts paid under any other nonqualified plan or program maintained by Cenex Harvest States or such a participating employer will not be considered part of that compensation, and

                  (2) the actual amount of such Active Participant's contribution credit that is credited under the provisions of the Pension Plan as of such date.

         (c) Special Career Credits. Each December 31, an Active Participant's Pension Plan Account shall be credited with a special career credit equal to the difference, if any, between:

                  (1) the amount of the Active Participant's special career credit which would have been credited under the Pension Plan as of that date if the limitations on benefits imposed by Section 401(a)(17) and
         Section 415 of the Code on the Pension Plan were disregarded and if compensation deferred upon the election of the Participant under any nonqualified plan maintained by Cenex Harvest States or any other participating employer in the Pension Plan and any compensation exchanged for an option under the Cenex Harvest States SOP were to be taken into account as compensation under the Pension Plan, except that amounts deferred or paid under the mandatory deferral portion of any long term incentive compensation program maintained by such an employer or any amounts paid under any other nonqualified plan or program maintained by Cenex Harvest States or such a participating employer will not be considered part of that compensation, and

                  (2) the actual amount of such Active Participant's special career credit that is credited under the provisions of the Pension Plan as of such date.

         (d) Investment Credits. As of the end of each Plan Year, each Participant's Pension Plan Account shall be credited with an amount referred to as an investment credit which shall be equal to (1) an "investment percentage" multiplied by (2) the Participant's Pension Plan Account balance determined as of the first day of that year. Such Investment Credits shall be credited until distributions commence under the Plan. If the period for crediting the investment credits is less than 12 months, such as on account of a distribution to the Participant, pro rata investment credits shall be credited. The "investment percentage" shall be the investment percentage in effect during such Plan Year under the Pension Plan.

         Section 4.3. Savings Plan Account.

         (a) Credits to Savings Plan Account. Each Participant will have a Savings Plan Account to which amounts will be credited under this Section 4.3.

         (b) Credit for Matching Contributions. As of the last day of each Plan Year, an Active Participant's Savings Plan Account will be credited with an amount equal to the difference, if any, between:

                  (1) the amount of the Active Participant's "matching contribution" which would have been credited under the Savings Plan for the Plan Year if (A) the limitations


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         on benefits imposed by Section 401(a)(17) and Section 415 of the Code on that plan were disregarded and if compensation deferred upon the election of the Participant under any nonqualified plan maintained by Cenex Harvest States or any other participating employer in the Savings Plan and any compensation exchanged for an option under the Cenex Harvest States SOP were to be taken into account as compensation under the Savings Plan, except that amounts deferred or paid under the mandatory deferral portion of any long term incentive compensation program maintained by such an employer or any amounts paid under any other nonqualified plan or program maintained by Cenex Harvest States or such a participating employer will not be considered part of that compensation, (B) there were no limitations under Section 402(g) of the Code, and (C) for that Plan Year, the Participant made a "before tax contribution" (as defined in that plan) of the lesser of (i) six percent (6%) of the Participant's compensation as revised under Subsection (a)(1)(A) or (ii) the maximum such before tax contribution, stated as a percentage of such compensation, which is permitted under the Savings Plan to be made by such Participant for that Plan Year, and

                  (2) the maximum amount of "matching contribution" that may be allocated on behalf of such Participant under the provisions of the Savings Plan for that Plan Year if the Participant were to make sufficient before tax contributions to produce such a contribution.

         (c) Credit for Discretionary Contributions. As of the last day of each Plan Year, an Active Participant's Savings Plan Account will be credited with an amount equal to the difference, if any, between:

                  (1) the amount of the Active Participant's "discretionary contribution" which would have been credited under the Savings Plan as of that day if (A) the limitations on benefits imposed by Section 401(a)(17) and Section 415 of the Code on that plan were disregarded and if compensation deferred upon the election of the Participant under any nonqualified plan maintained by Cenex Harvest States or any other participating employer in the Savings Plan and any compensation exchanged for an option under the Cenex Harvest States SOP were to be taken into account as compensation under the Savings Plan, except that amounts deferred or paid under the mandatory deferral portion of any long term incentive compensation program maintained by such an employer or any amounts paid under any other nonqualified plan or program maintained by Cenex Harvest States or such a participating employer will not be considered part of that compensation, and (B) the rate of the allocation was the same as the actual rate of allocation for the Plan Year under the Savings Plan, and

                  (2) the actual amount of the "discretionary contribution" that is allocated on behalf of such Active Participant under the provisions of the Savings Plan as of the last day of such Plan Year.

         (d) Interest Credits. As of the end of each Plan Year, a Participant's Savings Plan Account will be credited with an interest credit equal to the product of the balance in the Savings Plan Account as of the first day of the Plan Year (adjusted for distributions during the year), and


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the "investment percentage" for that Plan Year. The "investment percentage" for a Plan Year shall be the investment percentage in effect during such Plan Year under the Pension Plan.

         Section 4.4. Exceptions for Certain Former CENEX Employees.

         (a) Eligibility for Exception. Notwithstanding the provisions of
Section 4.2 of the Plan, a Participant who is a former employee of CENEX, Inc., is a Cenex Harvest States employee on January 1, 1999, is a Participant in the Pension Plan as of that date, has reached age 50 as of that date, and has been credited with 10 years of "CENEX Credited Service" (that phrase shall have the meaning given to it under that plan) as of December 31, 1998, shall be eligible to receive the benefits described in this section.

         (b) Additional Benefits. If a Participant described in Subsection (a) becomes entitled to an additional benefit under the Pension Plan during the period from January 1, 1999, through December 31, 2001, because of satisfying that description, such Participant will be entitled to an additional benefit under this Plan. The Actuarial Value of that benefit will be an amount (not less than zero) which will be determined as of the day the Participant's benefit is to begin under the Pension Plan and will be equal to the difference between:

                  (1) the Actuarial Value of such additional benefit which the Participant would have been entitled to receive under the Pension Plan if the limitations on benefits imposed by Section 401(a)(17) and
         Section 415 of the Code on the Pension Plan were disregarded and if compensation deferred upon the election of the Participant under any nonqualified plan maintained by Cenex Harvest States or any other participating employer in the Pension Plan and any compensation exchanged for an option under the Cenex Harvest States SOP were to be taken into account as compensation under the Pension Plan, except that amounts deferred or paid under the mandatory deferral portion of any long term incentive compensation program maintained by such an employer or any amounts paid under any other nonqualified plan or program maintained by Cenex Harvest States or such a participating employer will not be considered part of that compensation, and

                  (2) the Actuarial Value of such additional benefit actually payable to the Participant under the Pension Plan.

         (c) Election and Alternative Benefit. If, during the ninety day period ending on November 30, 2001, a Participant described in Subsection (a) makes and election under the Pension Plan to have the Participant's benefit determined under the CENEX Pension Plan accrued benefit formula, then the provisions of
Section 4.2 of this Plan shall not be applicable to the Participant. Instead, the Participant will be entitled to a different benefit. The amount of that benefit will be a monthly amount (not less than zero) which will be determined as of the day the Participant's benefit is to begin under the Pension Plan and will be equal to the difference between:

                  (1) the monthly amount which the Participant would have been entitled to receive under the Pension Plan if the limitations on benefits imposed by Section 401(a)(17) and Section 415 of the Code on the Pension Plan were disregarded and if


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         compensation deferred upon the election of the Participant under any nonqualified plan maintained by Cenex Harvest States or any other participating employer in the Pension Plan and any compensation exchanged for an option under the Cenex Harvest States SOP were to be taken into account as compensation under the Pension Plan, except that amounts deferred or paid under the mandatory deferral portion of any long term incentive compensation program maintained by such an employer or any amounts paid under any other nonqualified plan or program maintained by Cenex Harvest States or such a participating employer will not be considered part of that compensation, and

                  (2) the monthly amount of the benefit actually payable to the Participant under the Pension Plan.

         (d) Impact of Employment with LOL or Agronomy. Notwithstanding the prior provisions of this section, if a Participant described in Section 4.4(a) of the Plan was employed by LOL or Agronomy and such Participant's service and compensation with LOL or Agronomy is recognized under the Pension Plan for purposes of computing benefits, Section 4.4(c) will be determined in the same manner except that compensation deferred upon the election of the Participant under any nonqualified plan maintained by LOL or Agronomy will also be taken into account as compensation when calculating benefits of the Participant using the provisions of the Pension Plan, but amounts deferred or paid under any mandatory deferral portion of any long term incentive plan maintained by LOL or Agronomy or any amounts paid under any other nonqualified plan or program maintained by LOL or Agronomy will not be considered part of that compensation. Further, if assets and liabilities of the LOL Retirement Plan with respect to the Participant have not been transferred to the Pension Plan, then Section 4.4(c)(2) will be increased by benefits payable to the Participant under the LOL Retirement Plan. Finally, any portion of the benefit so computed that is attributable to service of the Participant with LOL or Agronomy will not be payable under this Plan. That portion will be considered to be proportional to the portion of the Participant's accrued benefit under the Pension Plan which was accrued during such Participant's service with LOL or Agronomy.

         (e) Transfer to LOL or a Qualified Employer. If a transfer of Pension Plan assets has been made to another qualified plan on behalf of the Participant in connection with a transfer by the Participant to employment by LOL or a Qualified Employer, a benefit payable to a Participant under Section 4.4(c) of the Plan shall be payable as provided in Section 4.4(c) of the Plan except that an assumption will be made that the transfer has not occurred for purposes of making the calculation under Section 4.4(c) of the Plan. If such Participant later transferred back to Cenex Harvest States, a benefit determined under this
Section 4.4(e) of the Plan shall be taken into account in determining subsequent benefits of the Participant under Section 4.4(c) of the Plan in such manner as the Committee shall determine in its sole discretion.

         Section 4.5. Adjustments.

         (a) Adjustment for Service with Another Participating Employer in Pension Plan. Any portion of the benefit computed under Section 4.2 or Section
4.4 of the Plan that is attributable to service with a participating employer in the Pension Plan other than Cenex Harvest States will not be payable under this Plan. That portion will be considered to be


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proportional to the portion of the Participant's accrued benefit under the
Pension Plan which was accrued during such Participant's service with such a participating employer.

         (b) Adjustment for Certain Former Officers of CENEX, Inc. If a Participant was employed as an officer of Farmers Union Central Exchange, Incorporated as of January 1, 1989, the Actuarial Value of the Participant's benefit determined under whichever of Section 4.2 or Section 4.4(c) of the Plan is applicable to the Participant will be increased to the Actuarial Value of the amount determined under Section 4.4(c) of the Plan using CENEX Pension Plan (then referred to as the Farmers Union Central Exchange, Incorporated Pension
Plan) provisions as in effect on December 31, 1988 (except that the compensation definition ordinarily used under Section 4.4(c) of the Plan will be used in calculating that amount), if the latter amount is larger than determined under the applicable provision without application of this sentence.

         Section 4.6. Commencement and Form of Participant's Benefit.

         (a) Commencement A benefit payable to a Participant under this Article IV will commence on the same day as the Participant's Pension Plan benefit commences. Also, if a Participant's benefit is suspended and recommences under the Pension Plan after a rehire of the Participant by Cenex Harvest States, the benefit under this Plan will be suspended and will recommence at the same times as the benefit under the Pension Plan. If a benefit is to be recomputed after a suspension because the benefit will recommence as of a date or if benefits have commenced while a Participant is employed by Cenex Harvest States and benefits under the Pension Plan are being adjusted as of any date on account of additional accruals under the Pension Plan, then the Participant's benefits under this Plan will be redetermined under the prior sections of this Article IV as of such date.

         (b) Form of Benefit Payment. A Participant may select to have the Participant's benefit paid in one of the forms available to the Participant under the Pension Plan. Additionally, the Participant may select an installment option with payment of installments over a fixed number of years, not to exceed 10 years. If the Participant has not made a selection, payment will be made in installments over 3 years. Selection by the Participant of a form of benefit payment must be consistent with the provisions and will be subject to the limitations of Article VI of this Plan.

         Section 4.7. Transfer to LOL or a Qualified Employer. Notwithstanding the prior provisions of this section, if a Participant transfers from the employ of Cenex Harvest States to the employ of LOL or a Qualified Employer, the Participant shall be deemed to not have incurred a termination of employment with Cenex Harvest States but to have ceased to be an Active Participant as of the day of such transfer. Such Participant will be deemed to have incurred a termination of employment with Cenex Harvest States when employment with LOL and all Qualified Employers ceases, provided that the Participant has not returned to employment by Cenex Harvest States.

         Section 4.8. Impact of Ceasing to be an Active Participant. In the event that a Participant ceases to be an Active Participant as of a date but does not incur a termination of employment with Cenex Harvest States, then the amount described in this Article IV will be


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determined as if the Participant did not accumulate any additional service after that date and did not have any increase in compensation after that date.

         Section 4.9. Termination of Pension Plan or Savings Plan. If the Pension Plan or Savings Plan is terminated by Cenex Harvest States, the benefit payable to a Participant under this Article IV with respect to the terminated plan, if any, will be determined as of the termination date of the terminated plan as if the Participant incurred a termination of employment with Cenex Harvest States as of such date and no other benefit will be provided under this
Article IV with respect to the terminated plan.

                                   ARTICLE V.
                                 DEATH BENEFITS

         Section 5.1. Normal Death Benefit.

         (a) Death Benefit for Beneficiary. In the event of a Participant's death prior to commencement of benefits under the Pension Plan, the Participant's Beneficiary will be entitled to a death benefit. The death benefit is 100% of the Participant's account balances described in Article IV of the Plan. If the Participant was eligible for the grandfathered benefit described in
Section 4.6 of the Plan, the death benefit attributable to the Participant's Pension Plan Account Balance is the greater of the Participant's Pension Plan Account balance or the Actuarial Value of the Participant's grandfathered benefit as provided by Section 4.6 of the Plan.

         (b) Payment of Benefit. Payment of the benefit described in Subsection
(a) will commence to the Participant's Beneficiary on the date that the benefit is to commence to such Beneficiary under the Pension Plan and will be paid in one of the forms available to the Beneficiary under the Pension Plan and selected by the Participant prior to the Participant's death. Additionally, the Participant may select an installment option with payment of installment over a fixed number of years, not to exceed 10 years. If the Participant has not made a selection, payment will be made in installment over 3 years. Selection by the Participant of a form of benefit payment must be consistent with the provisions and will be subject to the limitations of Article VI of this Plan.

         (c) Death of Beneficiary. If a Beneficiary becomes entitled to a benefit under the preceding provision of this section and thereafter dies prior to the time payments begin to such Beneficiary, the death benefit shall be paid to the Beneficiary's estate, unless the Participant specifically provided otherwise in the Participant's designation of beneficiary under the Pension Plan, in which case, the death benefit will be paid to that designated beneficiary.

         (d) Death of Participant after Benefit Commences. On and after the date a Participant's benefit commences, except for payments to a Beneficiary or Beneficiaries required to be made after the Participant's death pursuant to the form of benefit elected by the Participant, no death benefit shall be made on behalf of a Participant on account of the Participant's death.

         Section 5.2. Exceptions for Certain Former CENEX Employees.


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         (a) Application of this Section. If a Participant is covered by Section
4.4 of the Plan, then Section 5.1 of the Plan won't apply and this section will apply with respect to the Participant.

         (b) Surviving Spouse Benefit. If a Participant who is described in Subsection (a) dies prior to commencement of payment of his or her benefit under the Pension Plan under circumstances in which a benefit is payable to the Surviving Spouse of the Participant pursuant to the Pension Plan, then a supplemental benefit is payable to the Surviving Spouse under this Plan. The monthly amount of such benefit payable to the Surviving Spouse will be an amount, not less than zero, equal to the difference between:

                  (1) the monthly amount which the Surviving Spouse would have been entitled to receive under the Pension Plan if the limitations on benefits imposed by Section 401(a)(17) and Section 415 of the Code on the Pension Plan were disregarded and if compensation deferred upon the election of the Participant under any nonqualified plan maintained by Cenex Harvest States or any other participating employer in the Pension Plan and any compensation exchanged for an option under the Cenex Harvest States SOP were to be taken into account as compensation under the Pension Plan, except that amounts deferred or paid under the mandatory deferral portion of any long term incentive compensation program maintained by such an employer, or any amounts paid under any other nonqualified plan or program maintained by Cenex Harvest States or such a participating employer will not be considered part of that compensation, and

                  (2) the monthly amount actually payable to the Surviving Spouse under the Pension Plan.

         (c) Adjustments for Former LOL or Agronomy Employee. Notwithstanding the prior provisions of this section, if a Participant described in Section 5.2(a) of the Plan was employed by LOL or Agronomy and such Participant's service and compensation with LOL or Agronomy is recognized under the Pension Plan for purposes of computing benefits, Section 5.2(a) of the Plan will be determined in the same manner except that compensation deferred upon the election of the Participant under any nonqualified plan maintained by LOL or Agronomy will also be taken into account as compensation when calculating benefits of the Surviving Spouse using the provisions of the Pension Plan, but amounts deferred or paid under any mandatory deferral portion of any long term incentive plan maintained by LOL or Agronomy or any amounts paid under any other nonqualified plan or program maintained by LOL or Agronomy will not be considered part of that compensation. Further, if assets and liabilities of the LOL Retirement Plan with respect to the Participant have not been transferred to the Pension Plan, then Section 5.2(b)(2) of the Plan will be increased by benefits payable to the Surviving Spouse under the LOL Retirement Plan. Finally, any portion of the benefit so computed that is attributable to service of the Participant with LOL or Agronomy will not be payable under this Plan. That portion will be considered to be proportional to the portion of the Participant's accrued benefit under the Pension Plan which was accrued during such Participant's service with LOL or Agronomy.

         (d) Transfers from Cenex Harvest States to LOL or a Qualified Employer. Notwithstanding the prior provisions of this section, if a Participant transfers from the employ of

Cenex Harvest States to the employ of LOL or a Qualified Employer, the Surviving Spouse's benefit will be determined as of the date that the Participant terminated employment with Cenex Harvest States. If such Participant later transferred back to Cenex Harvest States, a benefit determined under this
Section 5.2(d) of the Plan shall be taken into account in determining subsequent benefits of the Participant's Surviving Spouse under this Section 5.2 of the Plan in such manner as the Committee shall determine in its sole discretion.

         (e) Commencement and Form of Benefit. A benefit payable under this
Section 5.2 of the Plan will commence on the same date as the amount payable to the Surviving Spouse under the Pension Plan and will be paid in one of the forms available to the Beneficiary and selected by the Participant prior to the Participant's death. Additionally, the Participant may select an installment option with payment of installment over a fixed number of years, not to exceed 10 years. If the Participant has not made a selection, payment will be made in installment over 3 years. Selection by the Participant of a form of benefit payment must be consistent with the provisions and will be subject to the limitations of Article VI of this Plan. Notwithstanding the prior sentences, if a Participant transfers from the employ of Cenex Harvest States to the employ of LOL or Qualified Employer and assets and liabilities of the Pension Plan with respect to the Participant have been transferred to another qualified plan, a benefit payable to a Surviving Spouse under this Section 5.2 will be payable in a manner determined by the Committee.

         (f) Participant Ceases to be Active Participant. In the event that a Participant ceases to be an Active Participant as of a date but does not incur a termination of employment with Cenex Harvest States, and a supplemental benefit is payable to the Surviving Spouse under this Section 5.2, then the amount described in Section 5.2(b) of the Plan will be determined as if the Participant did not accumulate any additional service after that date and did not have any increase in compensation after that date.

         (g) Exception for Certain Officers. If the Participant was employed as an officer of Farmers Union Central Exchange, Incorporated as of January 1, 1989, the monthly amount determined under Section 5.2(b) of the Plan will be increased to the amount determined under that subsection using CENEX Pension Plan (then referred to as the Farmers Union Central Exchange, Incorporated Pension Plan) provisions as in effect on December 31, 1988 (except that the compensation definition ordinarily used under Section 5.2(b) of the Plan will be used in calculating that amount), if such amount is larger than determined under that subsection without application of this sentence.

         Section 5.3. Exclusion for Service with other Participating Employers in Pension Plan. Any portion of the benefit computed under this Article V that is attributable to service of a Participant with a participating employer in the Pension Plan other than Cenex Harvest States will not be payable under this Plan. That portion will be considered to be proportional to the portion of the Participant's accrued benefit under the Pension Plan which was accrued during such Participant's service with such a participating employer.

         Section 5.4. Termination of Pension Plan. If the Pension Plan is terminated by Cenex Harvest States, the benefit payable to a Beneficiary or Surviving Spouse under this Article V, if any, will be determined as of the termination date of the Pension Plan and no other benefit will be provided under this Article V.

                                   ARTICLE VI.
                                  DISTRIBUTIONS

         Section 6.1. Limitations on Election by Participant. Notwithstanding the prior provisions of the Plan, an election made by the Participant under the Pension Plan with respect to the form or commencement date of payment of the benefit under the Pension Plan, with any required consent of his or her spouse, or an election of a Beneficiary or Surviving Spouse to delay the commencement date of payment or to change the form of a benefit under the Pension Plan, will not be effective with respect to the commencement date or form of payment of the benefit under Article IV or Article V of this Plan unless such election is expressly approved by the Committee. If the Committee does not approve such election, then the form and commencement date of payment of the Participant's benefit under Article IV of this Plan or the death benefit under Article V of this Plan will be determined by the Committee in its sole discretion.

         Section 6.2. Alteration by Committee. Notwithstanding the prior provisions of the Plan, the Committee may, in its sole discretion, reduce the payment period over which payments would have been made pursuant to the provisions of the Plan. Furthermore, notwithstanding any provision in this Plan, the Committee may in its sole discretion, change the payment period (i.e., monthly, quarterly, or annually) over which payments would have been made pursuant to the Plan.

         Section 6.3. Actuarial Equivalents. If the Committee selects a different form of benefit under Section 6.1 or Section 6.2 of the Plan, or if the Participant select a different form of benefit under Article IV or Article V of the Plan, then the chosen form of benefit will be the actuarial equivalent of the benefit which would otherwise have been payable under the Plan as determined by the same actuarial adjustments as those specified in the Pension Plan with respect to the determination of the amount of the benefit payable under the Pension Plan on the date for commencement of payment under this Plan.

         Section 6.4. Required Single Sum Payment. Notwithstanding anything in this Plan to the contrary, if the Actuarial Value of any benefit payable to or on behalf of the Participant under the Plan is $25,000 or less, using the assumptions described in Section 6.3 of the Plan, Cenex Harvest States will pay such Actuarial Value of such benefit to the person entitled to the benefit in a single sum on the date the benefit would otherwise have commenced in lieu of any further benefit payments under the Plan.

         Section 6.5. Election by Participant. An election by a Participant with respect to the form or commencement date of a benefit will not be effective until the calendar year following the calendar year in which the election is made. However, in general, no such election will be effective with respect to a Participant who incurs a termination of employment with Cenex Harvest States for any reason (including death) during or prior to the calendar year in which such election is made. Nevertheless, such an election made during a calendar year will be effective with respect to the Participant if the Participant incurs a termination of employment with Cenex Harvest States on account of a disability during that year and if the election is made before the Participant incurs that disability.

         Section 6.6. Distribution for Taxes. Anything herein to the contrary notwithstanding, if, at any time, a court or the Internal Revenue Service determines that an amount accrued for a Participant is includable in the gross income of the Participant and subject to tax, Cenex Harvest States may, in its sole discretion, permit a lump sum distribution of an amount equal to the amount determined to be includable in the Participant's gross income.

                                  ARTICLE VII.
                           ADMINISTRATION OF THE PLAN

         Section 7.1. Interpretation. The Plan will be administered by Cenex Harvest States, which will have the authority, duty and power to interpret and construe the provisions of the Plan as it deems appropriate. Cenex Harvest States will have the duty and responsibility of maintaining records, making the requisite calculations and dispersing the payments hereunder. Cenex Harvest States's interpretations, determinations, regulations and calculations will be final and binding on all persons and parties concerned.

         Section 7.2. General Administration and Claims Procedure. Cenex Harvest States will be responsible for the general operation and administration of the Plan and for carrying out the provisions thereof. Cenex Harvest States will have the authority to establish and revise rules, procedures, and regulations relating to the Plan and to make any other determinations which it believes necessary or advisable for the administration of the Plan. Cenex Harvest States will be responsible for the expenses incurred in the administration of the Plan. Cenex Harvest States will also be responsible for determining eligibility for benefits and the benefits payable pursuant to the Plan. Cenex Harvest States will be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by Cenex Harvest States with respect to the Plan. The procedures for filing claims for Plan benefits are described below. For claims procedures purposes, the "Claims Manager" will be Cenex Harvest States.

         (a) Initial Claim. An initial claim for benefits under the Plan must be made by the Participant or his or her Beneficiary or Surviving Spouse in accordance with the terms of the Plan. If for any reason a claim for benefits under this Plan is denied by the Claims Manager, the Claims Manager will deliver to the claimant a written explanation setting forth the specific reasons for the denial, pertinent references to the section under the Plan on which the denial is based, such other data as may be pertinent and information on the procedures to be followed by the claimant in obtaining a review of his or her claim, all written in a manner calculated to be understood by the claimant. For this purpose:

                  (1) The claimant's claim will be deemed to be filed when presented orally or in writing to the Claims Manager.

                  (2) The Claims Manager's explanation will be in writing delivered to the claimant within 90 days of the date the claim is filed.

         (b) Request for Review. The claimant will have 60 days following his or her receipt of the denial of the claim to file with the Claims Manager a written request for review of the denial. For such review, the claimant or the claimant's representative may review pertinent documents and submit written issues and comments.

         (c) Decision after Review. The Claims Manager will decide the issue on review and furnish the claimant with a copy within 60 days of receipt of the claimant's request for review of the claimant's claim. The decision on review will be in writing and will include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent provisions in the Plan on which the decision is based. If a copy of the decision is not so furnished to the claimant within such 60 days, the claim will be deemed denied on review. In no event may a claimant commence legal action for benefits the claimant believes are due the claimant until the claimant has exhausted all of the remedies and procedures afforded the claimant by this Article VII.

         Section 7.3. Written Statement. Cenex Harvest States may provide individual written statements of accrued benefits to each Participant, or current Beneficiary or Surviving Spouse, in a form determined by Cenex Harvest States at such times as may be established by Cenex Harvest States.

         Section 7.4. Committee. A Committee consisting of one (1) or more members appointed by the Board of Directors will act for Cenex Harvest States under the Plan, unless the Plan specifically indicates that the Board of Directors or other persons are to act for Cenex Harvest States with respect to a specified matter under the Plan. If such Board does not appoint anyone to the Committee or if all members resign or otherwise cease to be members of the Committee, such Board or any officer designated by the Board will act for Cenex Harvest States until it makes any appointments under this section.

         Section 7.5. Records. The records of the Plan will be maintained on the Plan Year.

                                  ARTICLE VIII.
                            AMENDMENT OR TERMINATION

         Section 8.1. Amendment or Termination. Cenex Harvest States intends the Plan to be permanent but reserves the right to amend or terminate the Plan at any time. Any such amendment or termination will be made pursuant to a resolution of Cenex Harvest States's Board of Directors and will be effective as of the date provided in the resolution. An amendment will be stated in an instrument in writing signed in the name of Cenex Harvest States by a person authorized by the Board of Directors and all parties interested herein will be bound thereby.

         Section 8.2. Impact on Benefits. No amendment or termination of the Plan will directly or indirectly reduce any benefit described in Article IV or
Article V of the Plan as of the effective date of such amendment or termination. A Participant's benefit which has accrued under the Plan will not increase after the termination of the Plan and will be determined under the appropriate provisions of the Plan as if the Participant did not accumulate any additional service after the effective date of such termination and did not have any increase in compensation after that date. Upon the termination of the Plan, distribution of benefits payable under the Plan will be made to the Participants or their Beneficiaries or Surviving Spouses in accordance with Article VI of the Plan.

                                   ARTICLE IX.
                               GENERAL PROVISIONS

         Section 9.1. Responsibility for Benefits and Expenses. Cenex Harvest States will pay benefits arising under the Plan and all costs, charges and expenses related thereto. Cenex Harvest States may anticipate its obligations under this Plan by establishing a trust or purchasing any insurance or other contract; provided, however, that such "funding" vehicle will not:

         (a) change the status of this Plan as an unfunded plan, or

         (b) change the rights of a Participant or the Participant's Beneficiary or Surviving Spouse under Section 9.3 of the Plan.

         Section 9.2. Inalienability. The benefits payable hereunder or the right to receive future benefits under the Plan may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, or subjected to any charge or legal process; and no interest or right to receive a benefit may be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

         Section 9.3. Unsecured Claim. The right of a Participant or the Participant's Beneficiary or Surviving Spouse to receive a distribution hereunder will be an unsecured claim against the general assets of Cenex Harvest States, and neither a Participant nor his or her Beneficiary or Surviving Spouse will have any rights in or against any amount credited to any accounts under the Plan or any other assets of Cenex Harvest States. The Plan will at all times be considered entirely unfunded both for tax purposes and for purposes of Title I of ERISA. Funds invested hereunder will continue for all purposes to be part of the general assets of Cenex Harvest States and available to the general creditors of Cenex Harvest States in the event of Cenex Harvest States's bankruptcy (when Cenex Harvest States is involved in a pending proceeding under the Federal Bankruptcy Code) or insolvency (when Cenex Harvest States is unable to pay its debts as they mature). No Participant or any other person will have any interests in any particular assets of Cenex Harvest States by reason of the right to receive a benefit under the Plan. The Plan constitutes a mere promise by Cenex Harvest States to make payments to the Participants in the future.

         Section 9.4. Terms of Pension Plan. Except as otherwise provided herein, the terms and conditions of the Pension Plan will apply to the benefits described in Articles IV and V of the Plan. Nothing in this Plan will operate or be construed in any way to modify, amend or affect the terms and provisions of the Pension Plan.

         Section 9.5. Sufficiency of Cenex Harvest States Assets. Nothing contained in the Plan will be interpreted as a guaranty by Cenex Harvest States or any other person or entity that any funds or assets of Cenex Harvest States will be sufficient to pay any benefit hereunder.

         Section 9.6. Plan Administered According to its Terms. No Participant, Beneficiary, or Surviving Spouse will have any right to a benefit under this Plan except in accordance with the terms of the Plan. Establishment of the Plan will not be construed to give any Participant the right to be retained in the service of Cenex Harvest States. The sole rights of a Participant or his or her Beneficiary or Surviving Spouse under the Plan will be to have the Plan administered according to its terms, and to receive whatever benefits he or she may be entitled to hereunder.

         Section 9.7. Incompetency. If any person entitled to a benefit payment under the Plan is declared incompetent and a conservator or other person legally charged with the care of such person or of his or her estate is appointed, any benefits under the Plan to which the person is entitled will be paid to such conservator or other person legally charged with the care of the person or his or her estate. Except as provided above, when Cenex Harvest States determines that such person is unable to manage his or her affairs, Cenex Harvest States may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment will be a payment for the account of such person and a complete discharge of any liability of Cenex Harvest States and the Plan therefore.

         Section 9.8. Impact of Corporate Change. The Plan will not be automatically terminated by a transfer or sale of assets of Cenex Harvest States or by the merger or consolidation of Cenex Harvest States into or with any other corporation or other entity, but the Plan will be continued after such sale, merger or consolidation only if and to the extent that the transferee, purchaser or successor entity agrees to continue the Plan. In the event the Plan is not continued by the transferee, purchaser or successor entity, then the Plan will terminate subject to the provisions of Article VIII of the Plan.

         Section 9.9. Addresses. Each Participant will keep Cenex Harvest States informed of his or her current address and the current address of his or her spouse and any designated Beneficiary. Cenex Harvest States will not be obligated to search for any person. If the location of a Participant is not made known to Cenex Harvest States within two (2) years after the date on which payment of the Participant's benefits payable under this Plan may first be made, payment may be made as though the Participant had died at the end of the two-year period. If, within one additional year after such two-year period has elapsed, or, within two (2) years after the actual death of a Participant, whichever is later, Cenex Harvest States is unable to locate the Surviving Spouse or a designated Beneficiary of the Participant, then Cenex Harvest States will have no further obligation to pay any benefit hereunder to such Participant, Surviving Spouse, or designated Beneficiary and such benefits will be irrevocably forfeited to Cenex Harvest States.

         Section 9.10. Liability. Notwithstanding any of the preceding provisions of the Plan, neither Cenex Harvest States nor any individual acting as an employee or agent of Cenex Harvest States will be liable to any Participant, former Participant, Surviving Spouse, or any other person for any claim, loss, liability or expense incurred in connection with the Plan, unless attributable to fraud or willful misconduct on the part of Cenex Harvest States or any such employee or agent of Cenex Harvest States.

         Section 9.11. Availability of Copy of Plan. Cenex Harvest States will make a copy of the Plan available for inspection by any Participant or designated Beneficiary or Surviving Spouse.

         Section 9.12. Applicable Laws. All questions pertaining to the construction, validity and effect of the Plan will be determined in accordance with the laws of the United States and to the extent not preempted by such laws, by the laws of the State of Minnesota.

         Section 9.13. Invalidated Provision. Any provision of this Plan prohibited by law will be ineffective to the extent of any such prohibition, without invalidating the remaining provisions of the Plan.

         Executed this ________ day of _________________ , 20__.

                                       CENEX HARVEST STATES COOPERATIVES


                                       By:
                                           -------------------------------------


                                       Title:
                                              ----------------------------------